UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Exhibit 10.1 sets forth a form of deferred restricted stock unit award agreement (the “Agreement”) under the County Bancorp, Inc. 2016 Long Term Incentive Plan.  The Agreement provides for the grant of restricted stock unit awards with a deferred settlement feature.  The Agreement may be used in the future.

The foregoing description of the Agreement does not purport to be complete and is qualified by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Form of County Bancorp, Inc. 2016 Long Term Incentive Plan Deferred Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: February 24, 2017	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary